UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 17, 2004

WORLD HEALTH ALTERNATIVES, INC.

(Exact name of registrant as specified in this charter)

Florida	333-84934	04-3613924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Penn Center Blvd., Suite 201, Pittsburgh, PA	15235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (412) 829-7800

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press release dated May 17, 2004 reporting results of operations during the three months ended March 31, 2004.

Item 9. Regulation FD Disclosure.

This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on May 17, 2004. The following information is being provided under Item 12 Disclosure of Results of Operations and Financial Condition:

On May 17, 2004, World Health Alternatives, Inc., issued a press release reporting its results of operations during the three months ended March 31, 2004. A copy of the press release is furnished as exhibit 99.1 of this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLD HEALTH ALTERNATIVES, INC.

By	/s/ Richard E. McDonald
Richard E. McDonald
President,
Principal Financial Officer
Principal Accounting Officer
Chairman of the Board of Directors

By	/s/ Marc D. Roup
Marc D. Roup
Chief Executive Officer and Director

Date: May 17, 2004

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